EXHIBIT 21.1

Subsidiaries of the Registrant

Entity	State of Formation
2010 Union L.P.	WA
AHC Acquisitions, Inc.	DE
AHC Bayside, Inc.	DE
AHC Beaverton SPE, LLC	DE
AHC Borrower I, Inc.	DE
AHC Capital, Inc.	DE
AHC Exchange Corporation	DE
AHC Galloway SPE, LLC	DE
AHC Kansas II, Inc.	DE
AHC Lakeland SPE, LLC	DE
AHC Niagara, LLC	DE
AHC Properties, Inc.	DE
AHC Purchaser Holding, Inc.	DE
AHC Purchaser, Inc.	DE
AHC Tenant, Inc.	DE
AHC Troutdale SPE, LLC	DE
ALI Elderly Living I, Inc.	DE
ALI Elderly Living II, Inc.	DE
ALI Elderly Living III, Inc.	DE
ALI Palmer Ranch East, Inc.	DE
ALS Canada, Inc.	DE
ALS Financing II, Inc.	DE
ALS Financing, Inc.	KS
ALS Holdings, Inc.	DE
ALS Kansas, Inc.	DE
ALS Kenosha, Inc.	DE
ALS Leasing, Inc.	DE
ALS National SPE I, Inc.	DE
ALS National SPE II, Inc.	DE
ALS National SPE III, Inc.	DE
ALS National, Inc.	DE
ALS North America, Inc.	DE
ALS West, Inc.	DE
ALS Wisconsin Holdings, Inc.	DE
ALS/Wovenhearts Brown Deer, LLC	DE
ALS-Battle Creek L.P.	DE
ALS-Clare Bridge, Inc.	DE
ALS-Crossings, Inc.	DE
ALS-Fort Myers Limited Partnership	FL
ALS-Indiana (PA) Partners	PA
ALS-Jacksonville, L.P.	FL
ALS-Olathe I, Inc.	DE
ALS-Penn Hills, L.P.	DE
ALS-Silverwood, Inc.	DE
ALS-Sparks Holding, Inc.	DE
ALS-Stonefield, Inc.	DE
ALS-Tallahassee, L.P.	FL
ALS-Tampa Limited Partnership	FL
ALS-Venture I, Inc.	DE
ALS-Venture II, Inc.	DE
ALS-Westwood, Inc.	DE
ALS-Wovenhearts Minnesota, Inc.	DE
ALS-Wovenhearts, Inc.	DE
ALS-Wynwood, Inc.	DE
ALS-Yakima, L.P.	DE
Alternative Living Services - Florida, Ltd	FL
Alternative Living Services - Midwest, Inc.	MI
Alternative Living Services - New York, Inc.	DE
Alternative Living Services Home Care, Inc.	NY
Assisted Living Properties, Inc.	KS
Austin Development, L.P.	OH
BCI Construction, Inc.	KS
BCINC, Inc.	KS
Bridgeport Development, L.P.	OH
Bristol Development, L.P.	FL
Burkshire Development, LLC	SC
Butley Development, L.P.	FL
CCCI/Northampton Limited Partnership	PA
Cheshire Development, Limited	OH
Clare Bridge at The Arbors L.P.	DE
Clare Bridge Cottage of Bowling Green LLC	DE
Clare Bridge Cottage of Elizabethtown LLC	DE
Clare Bridge Cottage of Florence L.P.	DE
Clare Bridge Cottage of Frankfort LLC	DE
Clare Bridge Cottage of Gloucester LLC	DE
Clare Bridge Cottage of Greenwood LLC	DE
Clare Bridge Cottage of Hopkinsville LLC	DE
Clare Bridge Cottage of Lakeland L.P.	DE
Clare Bridge Cottage of Lebanon L.P.	DE
Clare Bridge Cottage of Lynchburg L.P.	DE
Clare Bridge Cottage of Owensboro LLC	DE
Clare Bridge Cottage of Raritan LLC	DE
Clare Bridge Cottage of St. Mary's LLC	DE
Clare Bridge Cottage of Topeka L.P.	DE
Clare Bridge Cottage of Valley Station LLC	DE
Clare Bridge of Adams II L.P.	DE
Clare Bridge of Asheville L.P.	DE
Clare Bridge of Asheville, LLC	NC
Clare Bridge of Beaverton L.P.	DE
Clare Bridge of Cary, LLC	NC
Clare Bridge of Charleston L.P.	DE
Clare Bridge of Charleston, LLC	SC
Clare Bridge of Charlotte L.P.	DE
Clare Bridge of Charlotte, LLC	NC
Clare Bridge of Cheswick L.P.	DE
Clare Bridge of Citrus Heights L.P.	DE
Clare Bridge of Cobb County L.P.	DE
Clare Bridge of Colorado Springs L.P.	DE
Clare Bridge of Columbia L.P.	DE
Clare Bridge of Columbia, LLC	SC
Clare Bridge of Corona L.P.	DE
Clare Bridge of Decatur L.P.	DE
Clare Bridge of Denver L.P.	DE
Clare Bridge of Eagan L.P.	DE
Clare Bridge of East Hempfield L.P.	DE
Clare Bridge of East Mesa L.P.	DE
Clare Bridge of Eden Prairie L.P.	DE
Clare Bridge of Everett L.P.	DE
Clare Bridge of Fort Wayne LLC	DE
Clare Bridge of Frederick LLC	DE
Clare Bridge of Fulton County L.P.	DE
Clare Bridge of Gainesville LLC	DE
Clare Bridge of Galloway L.P.	DE
Clare Bridge of Geneva LLC	DE
Clare Bridge of Glendale L.P.	DE
Clare Bridge of Greensboro L.P.	DE
Clare Bridge of Greensboro, LLC	NC
Clare Bridge of Hamilton L.P.	DE
Clare Bridge of Hamilton, LLC	NJ
Clare Bridge of Hanover LLC	DE
Clare Bridge of Irving Valley LLC	DE
Clare Bridge of Jacksonville L.P.	DE
Clare Bridge of Kenosha LLC	DE
Clare Bridge of Leawood L.P.	DE
Clare Bridge of Lower Makefield GP	PA
Clare Bridge of Lynnwood L.P.	DE
Clare Bridge of Maitland L.P.	DE
Clare Bridge of Montgomery GP	PA
Clare Bridge of Murrysville L.P.	DE
Clare Bridge of New Castle LLC	DE
Clare Bridge of North Oaks L.P.	DE
Clare Bridge of Oklahoma City LLC	DE
Clare Bridge of Olympia L.P.	DE
Clare Bridge of Oro Valley L.P.	DE
Clare Bridge of Overland Park L.P.	DE
Clare Bridge of Peoria L.P.	DE
Clare Bridge of Pin Oak L.P.	DE
Clare Bridge of Plymouth L.P.	DE
Clare Bridge of Puyallup L.P.	DE
Clare Bridge of Reno L.P.	DE
Clare Bridge of Roanoke L.P.	DE
Clare Bridge of Salem LLC	DE
Clare Bridge of Silverdale L.P.	DE
Clare Bridge of South Park L.P.	DE
Clare Bridge of Southern Pines L.P.	DE
Clare Bridge of Spokane L.P.	DE
Clare Bridge of State College L.P.	DE
Clare Bridge of Sun City West Deer Valley L.P.	DE
Clare Bridge of Sun City West L.P.	DE
Clare Bridge of Tanque Verde L.P.	DE
Clare Bridge of Tempe L.P.	DE
Clare Bridge of Tequesta L.P.	DE
Clare Bridge of Tequesta LLC	DE
Clare Bridge of Troutdale L.P.	DE
Clare Bridge of West Melbourne LLC	DE
Clare Bridge of Westampton, LLC	NJ
Clare Bridge of Wichita L.P.	DE
Clare Bridge of Wilmington L.P.	DE
Clare Bridge of Wilmington, LLC	NC
Clare Bridge of Winston-Salem L.P.	DE
Clare Bridge of Winston-Salem, LLC	NC
Claremont Development, L.P.	FL
Clinton Brookside Drive, LLC	NY
Clinton Sterling Cottage Operator, Inc.	NY
Cornwall Development, Limited	OH
Covenant Housing Corporation	KS
Coventry Corporation, Inc.	KS
Crossings International Corporation	WA
Crossings Management, Inc.	WA
Crossings of Albany II L.P.	DE
Crossings of Allenmore II L.P.	DE
Crossings of Colorado Springs L.P.	DE
Crossings of McMinnville II L.P.	DE
Crossings of Pueblo L.P.	DE
Crossings of Twin Falls L.P.	DE
Crystal Health Services, LLC	DE
Devon Development, Limited	OH
Dorset Development, L.P.	FL
Dover Development, L.P.
Eisenhower/State Limited Partnership	MI
Farmington Devonwood Drive, LLC	NY
Gatwick Development, L.L.C.	SC
Gladstone Development, L.P.	FL
Glastonbury Fairway Crossing, LLC	DE
Glastonbury Mountain Road, LLC	DE
Greece Clare Bridge Operator, Inc.	NY
Greece Latta Road, LLC	NY
Greece Treeline Tenant, Inc.	NY
Hagerstown SPE II, LLC	DE
Hamilton House Limited Partnership	DE
Hamilton House of Delta L.P.	DE
Hamilton House of Grand Blanc L.P.	DE
Hamilton House of Portage L.P.	DE
Hamilton House of Troy L.P.	DE
Hampton Development, LLC	KS
Hartford Development, L.P.	FL
Heartland - Edgerton Group, LLC	WI
Heartland Retirement Services - Brown Deer Associates L.P.	WI
Heartland Retirement Services - Clintonville Associates, LLC	WI
Heartland Retirement Services - Edgerton Associates, LLC	WI
Heartland Retirement Services - Janesville Associates, LLC	WI
Heartland Retirement Services - Jefferson Associates, LLC	WI
Heartland Retirement Services - Jefferson II Associates, LLC	WI
Heartland Retirement Services - Kaukauna Associates, LLC	WI
Heartland Retirement Services - Maple Bluff Associates L.P.	WI
Heartland Retirement Services - New London Associates, LLC	WI
Heartland Retirement Services - Plymouth Associates, L.P.	WI
Heartland Retirement Services - Shawano Associates, LLC	WI
Heartland Retirement Services, Inc.	WI
Hennig Lodi, L.P.	WI
HRS-Fond Du Lac Associates, LLC	WI
Ithaca Bundy Road, LLC	NY
Ithaca Bundy Tenant, Inc.	NY
Ithaca Sterling Cottage Operator, Inc.	NY
Ithaca Trumansburg Road, LLC	NY
Legacy Development of Iowa, LLC	IA
Manlius Clare Bridge Operator, Inc.	NY
Manlius Highbridge Street, LLC	NY
Marsh/Tihart Limited Partnership	MI
Newcastle Development, L.L.C.	NC
Newport Development, LLC	TX
Niagara Land Holding, LLC	NY
Niagara Nash Road, LLC	NY
Niagara Nash Tenant, Inc.	NY
Niagara SC Wheatfield, LLC	NY
Niagara Sterling Cottage Operator, Inc.	NY
Niskayuna Pinecrest Drive, LLC	NY
Niskayuna Wynwood Commons Operator, Inc.	NY
North Schoenherr L.P.	MI
Northpointe/Utica L.P.	MI
Perinton Sully's Trail, LLC	NY
Pioneer Kenmore Company LLC	NY
Pioneer Niskayuna Company, LLC	NY
Portsmouth Development Company, LLC	OK
Poughkeepsie Boardman Road, LLC	NY
Poughkeepsie Spackenkill Road, LLC	NY
Rockland Clare Bridge Operator, Inc.	NY
Rockland Veterans Memorial Drive, LLC	NY
Rosebery Development LLC	IN
Sheffield Development, LLC	FL
Sherwood Development, LLC	TX
Silverstone Development, L.P.	FL
Six Mile/Abby L.P.	MI
Sterling Cottage of Austintown LLC	DE
Sterling Cottage of Dublin Borough L.P.	DE
Sterling Cottage of Fort Collins LLC	DE
Sterling Cottage of Goodlettsville LLC	DE
Sterling Cottage of Hagerstown I L.P.	DE
Sterling Cottage of LaCrosse L.P.	DE
Sterling Cottage of Lady Lake I LLC	DE
Sterling Cottage of Leesburg I LLC	DE
Sterling Cottage of Michigan City I L.P.	DE
Sterling Cottage of Middletown LLC	DE
Sterling Cottage of Muncie I L.P.	DE
Sterling Cottage of New Philadelphia I L.P.	DE
Sterling Cottage of Oklahoma City LLC	DE
Sterling Cottage of Richland Hills LLC	DE
Sterling Cottage of Valparaiso I L.P.	DE
Sterling Cottage of Vero Beach LLC	DE
Sterling Cottage of Winter Haven LLC	DE
Sterling House of Bloomington II L.P.	DE
Sterling House of Clarksville L.P.	DE
Sterling House of Columbia LLC	DE
Sterling House of Florence LLC	DE
Sterling House of Frederick LLC	DE
Sterling House of Gloucester LLC	DE
Sterling House of Greenwood L.P.	DE
Sterling House of Hagerstown II L.P.	DE
Sterling House of Jeffersonville LLC	DE
Sterling House of Kokomo L.P.	DE
Sterling House of Lawrence L.P.	DE
Sterling House of Merrillville LLC	DE
Sterling House of Muncie LLC	DE
Sterling House of Portage LLC	DE
Sterling House of Raleigh LLC	DE
Sterling House of Raritan LLC	DE
Sterling House of Richmond LLC	DE
Sterling House of St. Mary's LLC	DE
Sterling House of Sumter L.P.	DE
Sterling House of Tullahoma LLC	DE
Sterling House of Valley Station LLC	DE
Sterling House on Park Lane L.P.	DE
Sterling of Beavercreek LLC	DE
Sterling of Brandon II/Cape Coral LLC	DE
Sterling of Canton LLC	DE
Sterling of Chandler LLC	DE
Sterling of Chattanooga LLC	DE
Sterling of Columbus LLC	DE
Sterling of Conway LLC	DE
Sterling of Gallatin LLC	DE
Sterling of Gilbert LLC	DE
Sterling of Kingsport LLC	DE
Sterling of Lady Lake II LLC	DE
Sterling of Lancaster/Clarksville LLC	DE
Sterling of Lebanon II LLC	DE
Sterling of Littleton LLC	DE
Sterling of Marion/Alliance LLC	DE
Sterling of Maryville/Goodlettsville LLC	DE
Sterling of North Augusta LLC	DE
Sterling of Pensacola LLC	DE
Sterling of Peoria/Mesa LLC	DE
Sterling of Salem LLC	DE
Sterling of Southern Pines II LLC	DE
Sterling of Springhill LLC	DE
Sterling of Sun City LLC	DE
Sterling of Tucson Ina LLC	DE
Sterling of Tucson Speedway LLC	DE
Sterling of Valparaiso LLC	DE
Sterling of Youngstown LLC	DE
Summerfield-Clinton LLC	DE
Tequesta Villas LLC	DE
Third Party Investors I, LLC	DE
Twelve/Drake L.P.	MI
Wellow Mead Development, L.P.	FL
Williamsville/6076 Main Street, LLC	NY
Wiltshire Development, LLC	IN
Winchester Development, Limited	OH
Wovencare Systems, Inc.	WI
Wovenhearts - Wisconsin Associates, LLC	WI
WovenHearts of Bay City L.P.	DE
Wovenhearts of Blaine L.P.	DE
WovenHearts of Bristol L.P.	DE
WovenHearts of Chambersburg L.P.	DE
WovenHearts of Coon Rapids I L.P.	DE
WovenHearts of Coon Rapids II L.P.	DE
WovenHearts of Deptford I & II L.P.	DE
Wovenhearts of Inver Grove Heights L.P.	DE
WovenHearts of LaCrosse L.P.	DE
WovenHearts of Mesa L.P.	DE
WovenHearts of Midland L.P.	DE
WovenHearts of Monroe L.P.	DE
WovenHearts of Oviedo I L.P.	DE
WovenHearts of Oviedo II L.P.	DE
WovenHearts of Oviedo III L.P.	DE
WovenHearts of Saginaw L.P.	DE
WovenHearts of West St. Paul L.P.	DE
WovenHearts of Westland L.P.	DE
Wynwood of Adams L.P.	DE
Wynwood of Appleton L.P.	DE
Wynwood of Boynton Beach Congress L.P.	DE
Wynwood of Boynton Beach West L.P.	DE
Wynwood of Brea L.P.	DE
Wynwood of Chapel Hill, LLC	NC
Wynwood of Charlotte L.P.	DE
Wynwood of Charlotte, LLC	NC
Wynwood of Dunedin L.P.	DE
Wynwood of Emerson L.P.	DE
Wynwood of Fulton County L.P.	DE
Wynwood of Galloway L.P.	DE
Wynwood of Grand Blanc L.P.	DE
Wynwood of Greensboro L.P.	DE
Wynwood of Greensboro, LLC	NC
Wynwood of Hamilton, L.L.C.	DE
Wynwood of Harden Ranch L.P.	DE
Wynwood of Maitland L.P.	DE
Wynwood of Meridian L.P.	DE
Wynwood of Montgomery L.P.	DE
Wynwood of New Castle L.P.	DE
Wynwood of Palmer Ranch East L.P.	DE
Wynwood of Pin Oak II L.P.	DE
Wynwood of Portage L.P.	DE
Wynwood of Rochester LLC	DE
Wynwood of Sarasota L.P.	DE
Wynwood of Troy L.P.	DE
Wynwood of Tucson L.P.	DE
Wynwood of Wayne L.P.	DE
Wynwood of West Orange L.P.	DE
Wynwood of Westlake L.P.	DE
Wynwood of Whittier L.P.	DE
Yarmouth Development, L.P.	FL
York Development, L.P.	OH